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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 October 4, 2004

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                             VA Software Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                       000-28369              77-0399299
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

         Following Andrew Anker's appointment as a member of the Registrant's Board of Directors, the Registrant entered into an indemnification agreement with Mr. Anker on October 4, 2004. The terms of the indemnification agreement are substantially similar to the form of indemnification agreement that the Registrant has previously entered into with certain of its officers and directors. The Registrant's form of indemnification agreement is filed as
Exhibit 10.1 to its Registration Statement on Form S-1, as amended (Commission registration no. 333-88687).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VA SOFTWARE CORPORATION
                                      a Delaware corporation

                                   By:/s/ Kathleen R. McElwee
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                                      Kathleen R. McElwee
                                      Vice President and Chief Financial Officer

Date:  October 4, 2004